Other operating income/(loss), net	12 Months Ended
Mar. 31, 2023
Text Blocks Abstract
Other operating income/(loss), net

26. Other operating income/(loss), net

Year ended March 31, 2021

The Company has partially met the first and second-year business targets pertaining to the sale of its hosted data center business concluded during the year ended March 31, 2019. Change in fair value of the callable units pertaining to achievement of cumulative business targets amounting to ₹ (81) for the year ended March 31, 2021, was recognized under other operating income/(loss), net.

Year ended March 31, 2022

The Company sold its investment in Ensono Holdings, LLC as a result of an acquisition by another investor for a consideration of ₹ 5,628 and recognized a cumulative gain of ₹ 1,252 (net of tax ₹ 430) in other comprehensive income being profit on sale of investment designated as FVTOCI. The Company also recognized ₹ 1,233 for the year ended March 31, 2022 under other operating income/(loss), net towards change in fair value of callable units pertaining to achievement of cumulative business targets.

The Company sold its investment in Denim Group as a result of an acquisition by another investor for a consideration of ₹ 1,652 and recognized a cumulative gain of ₹ 953 in other operating income/(loss), net including reclassification of exchange differences on foreign currency translation.